UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2016

LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110	92121
San Diego, CA	(Zip Code)
(Address of principal executive offices)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

On August 22, 2016, the audit committee of the board of directors of Ligand Pharmaceuticals Incorporated  (the “Company”) approved the selection of Ernst & Young LLP (“EY”) as its independent registered public accounting firm replacing Grant Thornton LLP (“Grant Thornton”).
(a) Dismissal of Independent Registered Public Accounting Firm
On August 22, 2016, the Company's audit committee of the board of directors approved the dismissal of Grant Thornton as the Company’s independent registered public accounting firm and the Company accordingly notified Grant Thornton of such action effective as of that date.
The reports of Grant Thornton on the Company’s financial statements for each of the two fiscal years ended December 31, 2015 and December 31, 2014, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended December 31, 2015 and December 31, 2014, as well as during the subsequent interim period preceding August 22, 2016, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Grant Thornton with respect to any matter relating to accounting principles, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements with respect to such periods; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).
Grant Thornton’s letter to the U.S. Securities and Exchange Commission stating its agreement with the statements in these paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm
On August 24, 2016, the Company engaged EY as its new independent registered public accounting firm. During the years ended December 31, 2015 and 2014, and through August 24, 2016, the date the Company engaged EY, the Company did not consult with EY regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
16.1    Letter from Grant Thornton LLP, dated August 25, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: August 25, 2016	By:	/s/ Charles Berkman
	Name:	Charles Berkman
	Title:	Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP, dated August 25, 2016.